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Exhibit 10(a)

SECOND AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Second Amendment") is executed as of the 28th day of February, 2003 (the "Second Amendment Effective Date"), by DMI FURNITURE, INC. a Delaware corporation ("Borrower"), the Lenders from time to time party to the Agreement and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as agent for the Lenders (the "Agent").

Recitals

        1.     Borrower, the Lenders from time to time party thereto and the Agent are parties to a Second Amended and Restated Credit Agreement, dated as of November 22, 2002, as amended by a First Amendment to Second Amended and Restated Credit Agreement, dated as of January 24, 2003 (the "Agreement").

        2.     Borrower, Lenders and the Agent desire to amend the Agreement to adjust each Lender's LC Commitment, Revolving Commitment and Term Loan Commitment. Subject to the terms and conditions stated in this First Amendment, the Lenders and the Agent are willing to modify and amend the Agreement, as provided in this First Amendment.

Agreement

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, Borrower, the Lenders and the Agent agree as follows:

          1.    Definitions.    All terms used in this Second Amendment that are defined in the Agreement, and that are not otherwise defined herein, shall have the same meanings in this Second Amendment as are ascribed to them in the Agreement.

          2.    Lenders' Commitments.    From and after the Second Amendment Effective Date, each Lender's respective LC Commitment, Revolving Commitment, and Term Loan Commitment is as follows:

Commitment/Pro Rata Share	Bank One, NA	Fifth Third Bank, Kentucky, Inc.
LC Commitment	$2,600,000.00	$1,400,000.00
Revolving Commitment	$14,300,000.00	$7,700,000.00
Term Loan Commitment	$2,613,000.00	$1,407,000.00

          3.    Representations and Warranties.    Borrower represents and warrants to the Lenders that:

            (a)(i) The execution, delivery and performance of this Second Amendment and all agreements and documents delivered pursuant hereto by Borrower have been duly authorized by all necessary corporate action, as applicable, and does not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to Borrower, or the Articles of Incorporation of Borrower, or result in a breach of or constitute a default under any material agreement, lease or instrument to which Borrower is a party or by which Borrower or any of the properties of Borrower may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by Borrower of this Second Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Second Amendment and all agreements and documents delivered pursuant hereto by Borrower are the legal, valid and binding obligations of Borrower, as a signatory thereto, and enforceable against Borrower in accordance with the terms thereof.

            (b)   After giving effect to the amendments contained in this Second Amendment, the representations and warranties contained in Article V of the Agreement are true and correct on and as of the Second Amendment Effective Date with the same force and effect as if made on and as of the Second Amendment Effective Date, except that the reference to the financial statements in Section 5.4 of the Agreement shall be to the most recent financial statements of Borrower provided to the Agent prior to the Second Amendment Effective Date.

            (c)   No Event of Default has occurred and is continuing or will exist under the Agreement as of the Second Amendment Effective Date.

          4.    Conditions.    The obligation of the Lenders and the Agent to execute and to perform this Second Amendment shall be subject to full satisfaction of all of the following conditions precedent on or before the Second Amendment Effective Date:

            (a)   This Second Amendment shall have been duly executed by Borrower and delivered to the Agent and executed by the Agent and the Lenders.

            (b)   Borrower shall have executed and delivered to the Agent for the benefit of Bank One an Amended and Restated Revolving Note in form and substance the same as Exhibit A to this Second Amendment.

            (c)   Borrower shall have executed and delivered to the Agent for the benefit of Fifth Third Bank, Kentucky, Inc. an Amended and Restated Revolving Note in form and substance the same as Exhibit B to this Second Amendment.

          5.    Binding on Successors and Assigns.    All of the terms and provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

          6.    Governing Law/Entire Agreement/Survival.    This Second Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely with such state and without giving effect to the choice of law principals of such state. This Second Amendment constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this Second Amendment shall survive the execution and delivery of this Second Amendment, and shall not be affected by any investigation made by any party.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the Second Amendment Effective Date

BANK ONE, NA, as a Lender, the LC Issuer, the Enhancement Issuer and the Agent
By:	Robert E. McElwain, First Vice President
FIFTH THIRD BANK, KENTUCKY, INC.
By:	Edward B. Martin, Vice President
DMI FURNITURE, INC.
By:	Phillip J. Keller, Vice President Finance and Chief Financial Officer

GUARANTOR CONSENT

        The undersigned, being a guarantor of payment of the Obligations (the "Guarantor") unconditionally consents to the execution and performance of the Second Amendment to Second Amended and Restated Credit Agreement by Borrower and agrees that the same shall not impair, diminish, terminate or affect in any way, or provide any defense to the validity or enforcement of the Second Amended and Restated Guaranty, dated as of November 22, 2002 (the "Guaranty"), and hereby acknowledges, affirms and agrees that the Guaranty is in favor of the Agent for the benefit of the Lenders under the Agreement.

Dated: February , 2003	DMI MANAGEMENT, INC.
By:
Printed:
Title:

Exhibit A

AMENDED AND RESTATED REVOLVING NOTE

(Revolving Loan)

U.S. $14,300,000.00	February 28, 2003

        FOR VALUE RECEIVED, on or before the Facility Termination Date, DMI FURNITURE, INC., a Delaware corporation ("Maker"), unconditionally promises to pay to the order of BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois ("Bank") at the office of the Agent, at Bank One Center/Tower, 111 Monument Circle, Fourth Floor, P.O. Box 7700, Indianapolis, Indiana 46277-0119, the principal sum of Fourteen Million Three Hundred Thousand Dollars ($14,300,000.00), or, if less, the aggregate unpaid principal amount of all Advances by Bank under the Revolving Loan under the terms of the Second Amended and Restated Credit Agreement, dated as of November 22, 2002, by and between Maker, the Lenders from time to time party thereto, and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as Agent for the Lenders, as amended pursuant to a First Amendment to Second Amended and Restated Credit Agreement, dated as of January 24, 2003, and as further amended pursuant to a Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 28, 2003 (referred to herein, as the same has been and may hereafter be modified, amended, restated, and/or extended from time to time and at any time, as the "Credit Agreement"), together with interest thereon at the rates as provided in the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

        This Amended and Restated Revolving Note (this "Note") amends, restates, and replaces that certain Amended and Restated Revolving Note dated as of January 24, 2003, executed by the Maker to the order of Bank.

        Interest accruing on the principal balance of this Note outstanding from time to time shall be due and payable by Maker on such dates and in accordance with the terms of the Credit Agreement. All amounts received on this Note shall be applied in accordance with the terms of the Credit Agreement.

        This Note is one of the "Revolving Notes" referred to in the Credit Agreement, to which reference is made for the conditions and procedures under which advances, payments, readvances and repayments may be made prior to the maturity of this Note, for the terms upon which Maker may make prepayments from time to time and at any time prior to the maturity of this Note and the terms of any prepayment premiums or penalties which may be due and payable in connection therewith, and for the terms and conditions upon which the maturity of this Note may be accelerated and the unpaid balance of principal and accrued interest thereon declared immediately due and payable.

        If at any time the outstanding principal balance of this Note exceeds the Maximum Availability, Maker shall immediately make a principal payment on this Note in an aggregate principal amount equal to such excess.

        If any installment of interest due under the terms of this Note falls due on a day which is not a Business Day, the due date shall be extended to the next succeeding Business Day and interest will be payable at the applicable rate for the period of such extension.

        All amounts payable under this Note shall be payable without relief from valuation and appraisement laws, and with all collection costs and attorneys' fees.

        The holder of this Note, at its option, may make extensions of time for payment of the indebtedness evidenced by this Note, or reduced the payments thereon, release any collateral securing payment of such indebtedness or accept a renewal Note or Notes therefor, all without notice to Maker or any endorser(s) and Maker and all endorsers hereby severally consent to any such extensions, reductions, releases and renewals, all without notice, and agree that any such action shall not release or discharge any of them from any liability hereunder. Maker and endorser(s), jointly and severally, waive demand, presentment for payment, protest, notice of protest and notice of nonpayment or dishonor of this Note and each of them consents to all extensions of the time of payment thereof.

        MAKER AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG MAKER AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR ANY OTHER LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE LOAN DOCUMENTS. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO ITS CHOICE OR CONFLICTS OF LAWS PROVISIONS. MAKER AGREES THAT THE COURTS OF THE STATE OF INDIANA LOCATED IN INDIANAPOLIS, INDIANA, AND THE FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF INDIANA, MARION COUNTY, HAVE JURISDICTION OVER ANY AND ALL ACTIONS AND PROCEEDINGS INVOLVING THIS NOTE OR ANY OTHER AGREEMENT MADE IN CONNECTION HEREWITH AND MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH ACTION OR PROCEEDING. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, INCLUDING ANY CLAIM THAT SUCH COURT IS AN INCONVENIENT FORUM, AND CONSENTS TO SERVICE OF PROCESS PROVIDED THE SAME IS IN ACCORDANCE WITH THE TERMS HEREOF. FINAL JUDGMENT IN ANY SUCH PROCEEDING AFTER ALL APPEALS HAVE BEEN EXHAUSTED OR WAIVED SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT.

        Executed and delivered as of the 28th day of February, 2003.

DMI FURNITURE, INC., a Delaware corporation
By:
Phillip J. Keller, Vice President—Finance Chief Financial Officer
("Maker")

2

Exhibit B

AMENDED AND RESTATED REVOLVING NOTE

(Revolving Loan)

U.S. $7,700,000.00	February 28, 2003

        FOR VALUE RECEIVED, on or before the Facility Termination Date, DMI FURNITURE, INC., a Delaware corporation ("Maker"), unconditionally promises to pay to the order of FIFTH THIRD BANK, KENTUCKY, INC. ("Bank") at the office of the Agent, at Bank One Center/Tower, 111 Monument Circle, Fourth Floor, P.O. Box 7700, Indianapolis, Indiana 46277-0119, the principal sum of Seven Million Seven Hundred Thousand Dollars ($7,700,000.00), or, if less, the aggregate unpaid principal amount of all Advances by Bank under the Revolving Loan under the terms of the Second Amended and Restated Credit Agreement, dated as of November 22, 2002, by and between Maker, the Lenders from time to time party thereto, and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as Agent for the Lenders, as amended pursuant to a First Amendment to Second Amended and Restated Credit Agreement, dated as of January 24, 2003, and as further amended pursuant to a Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 28, 2003 (referred to herein, as the same has been and may hereafter be modified, amended, restated, and/or extended from time to time and at any time, as the "Credit Agreement"), together with interest thereon at the rates as provided in the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

        This Amended and Restated Revolving Note (this "Note") amends, restates, and replaces that certain Revolving Note dated as of November 22, 2002, executed by the Maker to the order of Bank.

        Interest accruing on the principal balance of this Note outstanding from time to time shall be due and payable by Maker on such dates and in accordance with the terms of the Credit Agreement. All amounts received on this Note shall be applied in accordance with the terms of the Credit Agreement.

        This Note is one of the "Revolving Notes" referred to in the Credit Agreement, to which reference is made for the conditions and procedures under which advances, payments, readvances and repayments may be made prior to the maturity of this Note, for the terms upon which Maker may make prepayments from time to time and at any time prior to the maturity of this Note and the terms of any prepayment premiums or penalties which may be due and payable in connection therewith, and for the terms and conditions upon which the maturity of this Note may be accelerated and the unpaid balance of principal and accrued interest thereon declared immediately due and payable.

        If at any time the outstanding principal balance of this Note exceeds the Maximum Availability, Maker shall immediately make a principal payment on this Note in an aggregate principal amount equal to such excess.

        If any installment of interest due under the terms of this Note falls due on a day which is not a Business Day, the due date shall be extended to the next succeeding Business Day and interest will be payable at the applicable rate for the period of such extension.

        All amounts payable under this Note shall be payable without relief from valuation and appraisement laws, and with all collection costs and attorneys' fees.

        The holder of this Note, at its option, may make extensions of time for payment of the indebtedness evidenced by this Note, or reduced the payments thereon, release any collateral securing payment of such indebtedness or accept a renewal Note or Notes therefor, all without notice to Maker or any endorser(s) and Maker and all endorsers hereby severally consent to any such extensions, reductions, releases and renewals, all without notice, and agree that any such action shall not release or discharge any of them from any liability hereunder. Maker and endorser(s), jointly and severally, waive demand, presentment for payment, protest, notice of protest and notice of nonpayment or dishonor of this Note and each of them consents to all extensions of the time of payment thereof.

        MAKER AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG MAKER AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR ANY OTHER LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE LOAN DOCUMENTS. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO ITS CHOICE OR CONFLICTS OF LAWS PROVISIONS. MAKER AGREES THAT THE COURTS OF THE STATE OF INDIANA LOCATED IN INDIANAPOLIS, INDIANA, AND THE FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF INDIANA, MARION COUNTY, HAVE JURISDICTION OVER ANY AND ALL ACTIONS AND PROCEEDINGS INVOLVING THIS NOTE OR ANY OTHER AGREEMENT MADE IN CONNECTION HEREWITH AND MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH ACTION OR PROCEEDING. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, INCLUDING ANY CLAIM THAT SUCH COURT IS AN INCONVENIENT FORUM, AND CONSENTS TO SERVICE OF PROCESS PROVIDED THE SAME IS IN ACCORDANCE WITH THE TERMS HEREOF. FINAL JUDGMENT IN ANY SUCH PROCEEDING AFTER ALL APPEALS HAVE BEEN EXHAUSTED OR WAIVED SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT.

        Executed and delivered as of the 28th day of February, 2003.

DMI FURNITURE, INC., a Delaware corporation
By:
Phillip J. Keller, Vice President—Finance Chief Financial Officer
("Maker")

2

QuickLinks

  Exhibit 10(a)
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Recitals
Agreement
GUARANTOR CONSENT
Exhibit A AMENDED AND RESTATED REVOLVING NOTE (Revolving Loan)
Exhibit B AMENDED AND RESTATED REVOLVING NOTE (Revolving Loan)